UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2025

WOLFSPEED, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Vice President and Chief Operating Officer

On May 22, 2025 (the “Effective Date”), the Board of Directors (the “Board”) of Wolfspeed, Inc. (the “Company”) appointed David Emerson, Ph.D., to serve as the Company’s Executive Vice President (“EVP”) and Chief Operating Officer (“COO”). Dr. Emerson’s employment with the Company as EVP and COO will begin effective as of a future date no later than June 30, 2025 to be agreed upon in writing by the Company and Dr. Emerson.

Dr. Emerson, age 56, has most recently served as Principal of Triphammer Solutions, LLC, a consulting firm, since July 2022. From January 2020 to June 2022, Dr. Emerson served as President, Chief Executive Officer, and a board member of EmitBio, Inc., a medical device light therapy company. Prior to that time, Dr. Emerson held multiple positions with the Company (when operating as Cree, Inc.) for more than 20 years, including serving as Executive Vice President of the LED Products business from September 2014 to December 2018. Dr. Emerson holds both a Ph.D. and BS in Electrical and Electronics Engineering from Cornell University.

In his position as EVP and COO, Dr. Emerson will report to the Company’s Chief Executive Officer and the Board.

There was no arrangement or understanding between Dr. Emerson and any other person(s) pursuant to which he was selected to serve as EVP and COO of the Company, and Dr. Emerson does not have any family relationships with any of the Company’s executive officers or directors. Dr. Emerson is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Description of Compensation and Employment Terms with EVP and COO

Base Salary, Cash Incentive Compensation, and Other Benefits

In connection with his appointment, the Company and Dr. Emerson entered into an employment agreement (the “Employment Agreement”) providing for an annual base salary of $500,000. Dr. Emerson will be eligible to receive an annual performance bonus, with a target achievement of 100% of Dr. Emerson’s then-current base salary. Payment of any such annual performance bonus will be based on the achievement of performance goals to be established by the Board or the Compensation Committee of the Board and pro-rated for any partial year of service.

Dr. Emerson is also entitled to participate in certain benefit plans of the Company and to paid time-off and such other benefits in accordance with the Company’s policy for similarly situated senior management, as well as to be reimbursed for all reasonable business expenses incurred in connection with his services to the Company.

In connection with his appointment, Dr. Emerson will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated October 25, 2010, as filed with the Securities and Exchange Commission on October 29, 2010, and is incorporated herein by reference.

Long-Term Incentive

As an inducement for Dr. Emerson to commence employment with the Company, the Company has agreed to grant the following equity awards to Dr. Emerson as soon as administratively practicable after the Effective Date (but no sooner than June 30, 2025):
(i)an award of restricted stock units (“RSUs”) equal to $1,000,000 divided by the Reference Value (as defined below), with one-fourth of the RSUs vesting on each of the first four anniversaries of the Effective Date; and
(ii)an option (the “Option”) to purchase the minimum number of shares of the Company’s common stock necessary for the Option to have a Black-Scholes value equal to at least $1,000,000, calculated using the Reference Value and other variables consistent with the Company’s financial reporting. The Option will vest and become exercisable as to one-fourth of the underlying shares of the Company’s common stock on each of the first four anniversaries of the Effective Date.

Each of the equity awards described above will be subject to the terms of an inducement plan pursuant to which the RSUs and the Option will be granted and an RSU and Option award agreement, respectively, to be entered into between Dr. Emerson and the Company.

In addition, the Company has agreed to grant the following annual equity awards to Dr. Emerson beginning on or about August 1, 2025:
(i)an award of RSUs equal to $800,000 divided by the Reference Value, with one-fourth of the RSUs vesting on each of the first four anniversaries of the date of grant; and
(ii)an award of performance stock units (“PSUs”) equal to $1,200,000 divided by the Reference Value. Each PSU will constitute the right to be issued up to two shares of the Company’s common stock upon vesting. The initial PSUs will vest on August 1, 2028 with the number of shares to be issued per PSU based on achievement of total stockholder return relative to a peer group. The number of shares of common stock issuable upon the vesting of the PSUs will be determined using a pre-established formula on the same terms and conditions as PSU awards granted to other Company executives.

“Reference Value” as of any date shall mean the trailing 30 trading day average trading price per share of the Company’s common stock as of such date.

Termination

The Employment Agreement sets forth the obligations of the Company and Dr. Emerson in connection with a termination of Dr. Emerson’s employment.

Dr. Emerson will be an at-will employee. As such, his employment is not for any specified period of time and can be terminated by Dr. Emerson or by the Company at any time, with or without advance notice, and for any or no particular reason or cause. In connection with a termination of Dr. Emerson’s employment for any reason, Dr. Emerson shall be entitled to receive, within 10 days after the date his employment with the Company terminates, (i) any portion of his base salary earned and unpaid through the termination date, (ii) any expenses owed to Dr. Emerson, (iii) any accrued but unused vacation pay owed to Dr. Emerson and (iv) any amounts arising from Dr. Emerson’s participation in, or benefits under, any employee benefit plans, programs or arrangements, in each case pursuant to and in accordance with the terms of the Employment Agreement.

Dr. Emerson will be eligible to participate in the Wolfspeed Severance Plan - Senior Leadership Team (the “SLT Plan”). The terms of the SLT Plan are described in the Company’s Definitive Proxy Statement filed with the SEC on October 17, 2024 under the heading “Executive Compensation—Potential Payments upon Termination or Change in Control,” which description is incorporated herein by reference.

As a further condition of employment, Dr. Emerson must enter into and abide by the terms of the Company’s standard form of employee agreement regarding confidential information, intellectual property, and noncompetition (the “Confidential Information Agreement”). Under the noncompetition provisions of the Confidential Information Agreement and subject to certain limited exceptions, Dr. Emerson is restricted while employed by the Company and for a period of one year following the termination of his employment from (i) performing services for any competing business, whether as an employee, officer, director, consultant, agent, contractor or in any other capacity, (ii) being the beneficial owner of an equity interest in any competing business, (iii) requesting any customers or suppliers of the Company to curtail or cancel business with the Company, or (iv) inducing or attempting to influence any employee of the Company to terminate his or her employment with the Company. Competing business includes any entity that is conducting research directed to, developing, manufacturing, marketing, distributing, or selling any product, service, or technology that is competitive with any product, service, or technology that the Company is developing, manufacturing, marketing, distributing, selling, or conducting research directed to, at the time or during the period specified in the Confidential Information Agreement.

The foregoing description of the Employment Agreement is not meant to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 23, 2025, the Company issued a press release announcing the appointment of Dr. Emerson as described in Item 5.02 above. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The Company reconfirmed that, upon completion of the previously announced operational simplifications, additional restructuring actions, including the closure of North Carolina Fab, and other cost reduction initiatives, the Company is targeting:
•Adjusted EBITDA break-even point at $800 million revenue on an annualized basis; and
•Positive unlevered operating cash flow in FY2026 of approximately $200 million, based on targeted FY2026 revenue growth

Upon a successful completion of its debt refinancing efforts and operational restructuring actions, the Company is targeting positive levered free cash flow during FY2027 and sufficient cash and liquidity to execute on its revised operating plan, excluding any federal grant funding and additional funds from the secured lending facility announced on October 15, 2024.

The Company continues to engage in ongoing, constructive discussions with its financial stakeholders around a comprehensive solution to support the Company’s long-term growth plan. In connection with its discussions with certain lenders, as the Company works to shape its next steps, it intends to elect to enter into a 30-day grace period for its interest payment due on June 2, 2025.

The information in this Item 7.01, including the accompanying Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section. Furthermore, the information in this Item 7.01 shall not be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit

10.1	Employment Agreement, dated May 22, 2025, between Wolfspeed, Inc. and David Emerson
99.1	Press release dated May 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements:

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause the Company’s actual results to differ materially from those indicated in the forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about about the Company’s ability to complete its previously announced operational simplifications, additional restructuring actions, and other cost reduction initiatives, achieve an adjusted EBITDA break-even point and positive unlevered operating cash flow, and complete its debt refinancing efforts and operational restructuring. Actual results could differ materially due to a number of factors, including but not limited to, ongoing uncertainty in global economic and geopolitical conditions, such as the ongoing military conflict between Russia and Ukraine and the ongoing conflicts in the Middle East; changes in progress on infrastructure development or changes in customer or industrial demand that could negatively affect product demand, including as a result of an economic slowdown or recession, collectability of receivables and other related matters if consumers and businesses defer purchases or payments, or default on payments; risks associated with the Company’s expansion plans, including design and construction delays, cost overruns, the timing and amount of government incentives actually received, including, among other things, any direct grants and tax credits, issues in installing and qualifying new equipment and ramping production, poor production process yields and quality control, and potential increases to the Company’s restructuring costs; the Company’s ability to obtain additional funding, including, among other things, from government funding, public or private equity offerings, or debt financings, on favorable terms and on a timely basis, if at all; the Company’s ability to take certain actions with respect to its capital and debt structure; the risk that the Company’s does not meet its production commitments to those customers who provide the Company with capacity reservation deposits or similar payments; the risk that the Company’s may experience production difficulties that preclude it from shipping sufficient quantities to meet customer orders or that result in higher production costs, lower yields and lower margins; the Company’s ability to lower costs; the risk that the Company’s results will suffer if it is unable to balance fluctuations in customer demand and capacity, including bringing on additional capacity on a timely basis to meet customer demand or scaling back its manufacturing expenses or overhead costs quickly enough to correspond to lower than expected demand; the risk that longer manufacturing lead times may cause customers to fulfill their orders with a competitor's products instead; product mix; risks associated with the ramp-up of production of the Company’s new products, and the Company’s entry into new business channels different from those in which it has historically operated; the Company’s ability to convert customer design-ins to design-wins and sales of significant volume, and, if customer design-in activity does result in such sales, when such sales will ultimately occur and what the amount of such sales will be; the risk that the markets for the Company’s products will not develop as it expects, including the adoption of the Company’s products by electric vehicle manufacturers and the overall adoption of electric vehicles; the risk that the economic and political uncertainty caused by the tariffs imposed or announced by the United States on imported goods, and corresponding tariffs and other retaliatory measures imposed by other countries (including China) in response, may continue to negatively impact demand for the Company’s products; the risk that the Company’s or its channel partners are not able to develop and expand customer bases and accurately anticipate demand from end customers, including production and product mix, which can result in increased inventory and reduced orders as the Company experiences wide fluctuations in supply and demand; risks related to international sales and purchases; risks resulting from the concentration of the Company’s business among few customers, including the risk that customers may reduce or cancel orders or fail to honor purchase commitments; the risk that the Company’s investments may experience periods of significant market value and interest rate volatility causing it to recognize fair value losses on the Company’s investment; the risk posed by managing an increasingly complex supply chain (including managing the impacts of supply constraints in the semiconductor industry and meeting purchase commitments under take-or-pay arrangements with certain suppliers) that has the ability to supply a sufficient quantity of raw materials, subsystems and finished products with the required specifications and quality; risks relating to outbreaks of infectious diseases or similar public health events, including the risk of disruptions to the Company’s operations, supply chain, including its contract manufacturers, or customer demand; the risk the Company may be required to record a significant charge to earnings if its remaining goodwill or amortizable assets become impaired; risks relating to confidential information theft or misuse, including through cyber-attacks or cyber intrusion; the Company’s ability to complete development and commercialization of products under development; the rapid development of new technology and competing products that may impair demand or render the Company’s products obsolete; the potential lack of customer acceptance for the Company’s products; risks associated with ongoing litigation; the risk that customers do not maintain their favorable perception of the Company’s brand and products, resulting in lower demand for its products; the risk that the Company’s products fail to perform or fail to meet customer requirements or expectations, resulting in significant additional costs; risks associated with strategic transactions; the risk that the Company is not able to successfully execute or achieve the potential benefits of the Company’s efforts to enhance its value; the substantial doubt about the Company’s ability to continue as a going concern; and other factors discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s report on Form 10-K for the fiscal year ended June 30, 2024, and subsequent reports filed with the SEC. These forward-looking statements represent the Company’s judgment as of the date of this Current Report. Except as required under the United States federal securities laws and the rules and regulations of the SEC, the Company disclaims any intent or obligation to update any forward-looking statements after the date of this release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Melissa Garrett
Melissa Garrett
Senior Vice President and General Counsel

Date: May 23, 2025